FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.










March 31, 1997

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of First Savings Bancorp of Little Falls, Inc. (the "Company"), I cordially invite you to attend the 1997 Annual Meeting of Stockholders to be held at the main office of the Company, located at 7 Center Avenue, Little Falls, New Jersey on Wednesday, April 16, 1997 at 11:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          Dr. Haralambos S. Kostakopoulos
                                          President and Chief Executive Officer

-------------------------------------------------------------------------------
                  FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.
                                7 CENTER AVENUE
                        LITTLE FALLS, NEW JERSEY  07424
                                (201) 256-2100
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on April 16, 1997
-------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of First Savings Bancorp of Little Falls, Inc. (the "Company") will be held at the main office of the Company, located at 7 Center Avenue, Little Falls, New Jersey on Wednesday, April 16, 1997, at 11:00 a.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.    The election of one director of the Company;

2. The ratification of the appointment of Radics & Co., LLC as independent auditors of the Company for the fiscal year ending December 31, 1997; and

3. Such other matters as may properly come before the Meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 15, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    Sarina Matos
                                    Corporate Secretary
Little Falls, New Jersey
March 31, 1997

-------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                   FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.
                                 7 CENTER AVENUE
                         LITTLE FALLS, NEW JERSEY 07424
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 16, 1997
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                     GENERAL
-------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Savings Bancorp of Little Falls, Inc. (the "Company") to be used at the 1997 Annual Meeting of Stockholders of the Company which will be held at the main office of the Company, located at 7 Center Avenue, Little Falls, New Jersey on April 16, 1997, at 11:00 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 31, 1997.

      At the Meeting, stockholders will consider and vote upon (i) the election of one director and (ii) the ratification of the appointment of Radics & Co., LLC, as independent auditor of the Company for the fiscal year ending December 31, 1997. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                      VOTING AND REVOCABILITY OF PROXIES
-------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominee director set forth below and "FOR" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

-------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
-------------------------------------------------------------------------------

      Stockholders of record as of the close of business on March 15, 1997 (the "Voting Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Voting Record Date, the Company had 440,100 shares of Common Stock issued and outstanding.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of one director (Proposal I), the proxy being provided by the Board enables a stockholder to vote for the election of the nominee proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

      The Investor Group consisting of Haralambos S. Kostakopoulous (or "Dr. Kostakopoulos"), President and Chief Executive Officer; Emanuel Kontokosta, Chairman of the Board and Vice Chairmen Nikos Mouyiaris and Frederick Tedeschi, own 90.00% of the Company's Common Stock and have entered into an investor agreement, described below under "Agreement Among Investor Group" pursuant to which they agree to vote each other into office as directors of the Company. Therefore, the election of Haralambos S. Kostakopoulos is assured.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Voting Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Voting Record Date.

                               Amount and Nature of
                             Beneficial Ownership of            Percent
Name and Title of            Common Stock at the Voting   of Shares of Common
Beneficial Owner(1)                Record Date             Stock Outstanding
-------------------          --------------------------   --------------------

Nikos P. Mouyiaris                    158,400                      36.00%
  Director

Emanuel M. Kontokosta                 110,880                      25.19%
  Director

Haralambos S. Kostakopoulos            79,200                      18.00%
  President and Chief Executive
  Officer, and Director

Frederick J. Tedeschi                  47,520                      10.80%
  Director

All executive officers and            396,600                      90.12%
  directors as a group
  (6 persons)(2)


---------------------
(1) The address of each of the beneficial owners is 7 Center Avenue, Little Falls, New Jersey.
(2) Non-cumulative preferred stock was issued to each of the beneficial owners. Each share was convertible at the stockholder's option into ten shares of common stock. Effective December 31, 1996, all 34,000 outstanding shares of non-cumulative preferred stock were converted into 340,000 shares of common stock.

Agreement Among Investor Group
------------------------------

      In May, 1992, in connection with the reorganization of First Savings Bank of Little Falls, FSB (the "Bank"), Directors Kontokosta, Kostakopoulos, Tedeschi, and Mouyiaris (the "Members" or the "Investor Group"), entered into an agreement which restricts the sale and disposition of the common stock (the "Shares") of the Company held by the Members. If a Member wishes to sell his Shares, he must offer the Shares to the other Members of the Investor Group. In the event that the Members decline to purchase the shares, the Shares shall be offered to the Company, and if refused, to the general public or to a third party. The Members have also entered into a voting agreement pursuant to which the Members have agreed to vote in favor of the other Members for positions of directors of the Company.

      In connection with the reorganization of the Bank, Messrs. Kontokosta and Mouyiaris sold Dr. Kostakopoulos at a cost of $100 a share, a 2.5% initial investment in the Company. Dr. Kostakopoulos paid for the shares by issuing two notes to Messrs. Kontokosta and Mouyiaris. The notes are non-interest bearing and are due and payable on January 7, 2000.

-------------------------------------------------------------------------------
            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------------------------------

      Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4, and 5, with the Securities and Exchange Commission and to provide copies of those Forms 3, 4, and 5 to the Company.

      Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors, except as otherwise noted, were complied with during the year ended December 31, 1996. Messrs. Mouyiaris, Kontokosta, Kostakopoulous, and Tedeschi each failed to file a Form 4 on a timely basis with regard to one reportable transaction.


-------------------------------------------------------------------------------
       PROPOSAL I -- INFORMATION WITH RESPECT TO THE NOMINEE FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
-------------------------------------------------------------------------------

Election of Directors

      The Certificate of Incorporation require that the Board of Directors be divided into three classes. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of six members. One director will be elected at the Meeting to serve for three-year terms or until a successor has been elected and qualified.

      Haralambos S. Kostakopoulos has been nominated by the Board of Directors to serve as a director. Dr. Kostakopoulos is currently a member of the Board and has been nominated for a three-year term to expire in 2000. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

      The following table sets forth the nominee and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned as of the Voting Record Date. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof."


                                                                Shares of
                                                                 Common
                                                                  Stock
                                                               Beneficially
                                        Year First               Owned at       Percent
                                         Elected     Term to    the Voting         of
Name                           Age(1)    Director    Expire     Record Date      Class
----                           -----    ---------   --------    -----------      ------

Board Nominees For Term
To Expire In 2000
Haralambos S. Kostakopoulos      46        1992       1997         79,200        18.00%

         THE BOARD RECOMMENDS THAT ITS NOMINEE BE ELECTED AS A DIRECTOR


Directors Continuing In Office
Emanuel M. Kontokosta            64        1992       1998        110,880        25.20%
Nikos P. Mouyiaris               50        1992       1998        158,400        36.00%
Frederick J. Tedeschi            76        1992       1998         47,520        10.80%
Anthony J. Sansiveri             64        1982       1999            500           --(2)
Paul D. Oesterle, Jr.            56        1986       1999            100           --(2)


------------------
(1)   At December 31, 1996.
(2)   Less than 1.0%.

Executive Officers of the Company

      The following individuals hold the executive offices in the Company set forth below opposite their names.


Name                          Age (1)     Positions Held With the Company
----                          -------     -------------------------------

Haralambos S. Kostakopoulous     46        President, Chief Executive Officer and Director
Brian J. McCourt                 35        Vice President, Treasurer, Controller


-------------
(1)   At December 31, 1996.

Biographical Information

      The principal occupation during the past five years of each nominee and director of the Company is set forth below.

      Emanuel M. Kontokosta has been Chairman of the Board of the Bank since September 1992 and of the Company since March 1993. He has been principal owner of Kontokosta Associates, New York, New York, an architectural and engineering firm, for 34 years. He has been a licensed real estate broker in New York for 20 years and also manages private real estate holdings.

      Haralambos S. Kostakopoulos has been President, Chief Executive Officer and a director of the Bank since September 1992 and of the Company since its incorporation in March 1993.

      Nikos P. Mouyiaris has been a director of the Bank since September, 1992. He has been President of Mana Products, a cosmetics manufacturing firm in Long Island City, New York, since February 1975.

      Paul D. Oesterle, Jr. has served as a director of the Bank since 1986. He has been Program Manager and a stockholder of Digital Equipment Co., a computer manufacturer in New York City, since 1988, where he is in charge of the implementation of large computer system projects. Mr. Oesterle is also President of the Board of Governors of Packanack Lake Community Association ("PLCA") and serves as Chairman of PLCA's Board of Directors. He is Chairman of the DePaul High School Education Council.

      Frederick  J.  Tedeschi  has been a director  of the Bank since  September
1992. He is a self employed attorney, now semi-retired, and served as Town Justice of the Town of Southhold, New York. He is past President of the Greenport Rotary Club, and a member of the New York, Queens County and Suffolk County Bar Associations, and the New York State Magistrates Association.

      Anthony J. Sansiveri has been a director of the Bank since 1982. He is sole owner of a certified public accountant practice in Clifton, New Jersey.

      Brian McCourt has been Vice President, Treasurer and Controller of First Savings since August 1991 and has been employed by First Savings since 1987. Prior to that time, he was employed by Community Federal Savings and Loan Bank in Mahwah, New Jersey, as Senior Accounting Analyst.

Stockholder Nominations

      Pursuant to Article XI of the Certificate of Incorporation, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in that Article. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 30 days nor more than 60 days prior to any such meeting; provided, however, if less than 31 days' notice of the meeting is given to stockholders, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.

      Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and
(iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the 1934 Act; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

      The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of the Bylaws. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Bylaws, he shall so declare at the annual meeting, and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

      The Company's Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 1996, Board of Directors held 12 regular meetings and there were no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served during the year ended December 31, 1996.

      The Company's Executive Committee is appointed by the Board of Directors to exercise the authority of the Board in between Board meetings, but may not declare dividends, amend the certificate of incorporation or bylaws of the Company, recommend mergers, acquisitions, sale of the Company's assets otherwise than in the normal course of business, or approve a transaction which may provide material benefit for any member of the Executive Committee. The Executive Committee recommends action to the Board of Directors on salary administration, personnel benefits, hiring, promotion, and discharges. The Executive Committee also acts as a regulatory compliance committee to ensure compliance with all state and federal banking laws and regulations. The Executive Committee consists of Nikos Mouyiaris - Chairman, and Directors Kontokosta, Kostakopoulos and Tedeschi. The Executive Committee met 12 times during fiscal 1996.

      The Company's Audit Committee consists of Anthony Sansiveri - Chairman, and Directors Tedeschi, and Oesterle. The Audit Committee hires the external and internal auditors for the Company, supervises their activities and the establishment of internal controls. The Audit Committee also serves as the Company's Asset Review Committee and is responsible for internal review of loans. The Audit Committee met one time during fiscal 1996.

      The Company's full Board of Directors serves as a nominating committee. The Board of Directors met one time in its capacity as the nominating committee during the 1996 fiscal year.

--------------------------------------------------------------------------------
                      DIRECTOR AND EXECUTIVE COMPENSATION
-------------------------------------------------------------------------------

Director Compensation

      Each non-employee member and the Chairman of the Board of Directors received a fee of $400 per Board meeting or committee meeting with committee chairmen receiving $450 per committee meeting. For the fiscal year ended December 31, 1996, total fees paid to all directors for meetings and committee meetings was $155,150.

Executive Compensation

      Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company and each executive officer who's compensation exceeded $100,000 during fiscal 1996. Except as set forth below, no other executive officer of the Company had a salary and bonus during the year ended December 31, 1996 that exceeded $100,000 for services rendered in all capacities to the Company.

                               Annual Compensation
--------------------------------------------------------------------------------
                                                                  Other Annual
Name and Principal Position     Year       Salary ($)    Bonus   Compensation($)
---------------------------     ----       ----------    -----   ---------------

Haralambos S. Kostakopoulos     1996        210,000        --        10,800(1)
President and CEO               1995        200,000                  10,800(1)
                                1994        162,683        --            --

Emanuel M. Kontokosta           1996             --        --       133,200(2)
Chairman of the Board           1995             --        --       123,018(2)

----------------
(1)   Consists of directors fees.
(2) In 1996, consists of $10,000 of directors fees and $123,200 of loan committee fees. In 1995, consists of $9,200 of directors fees and $113,818 of loan committee fees.

      Employment Agreements. The Bank entered into an employment agreement with Dr. Kostakopoulous, President and Chief Executive Officer. Dr. Kostakopoulous base salary is $125,000. The Agreement has a term of three years and is renewal annually for an additional one year term. The agreement is terminable by the Bank for "just cause", as defined in the agreement. If Dr. Kostakopoulous is terminated without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that in the event of the termination of employment in connection with any change of control of the Bank, Dr. Kostakopoulous will be paid a lump sum amount equal to 2.99 times his five year annual taxable cash compensation. If such payments had been made under the agreement as of December 31, 1996, such payments would have equaled approximately $436,000.

      The Board of Directors of the Bank has adopted a resolution appointing Chairman Kontokosta as Chairman of the Bank's Loan Committee. In this capacity, Chairman Kontokosta assists in the resolution of problem assets of the Bank. During 1996, Director Kontokosta was compensated at the rate of $450 per day for his work in resolving problem assets for the Bank.

-------------------------------------------------------------------------------
                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
-------------------------------------------------------------------------------

      The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. All loans to executive officers and directors of the Bank have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility nor present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank.

-------------------------------------------------------------------------------
               PROPOSAL II - RATIFICATION OF INDEPENDENT AUDITOR
-------------------------------------------------------------------------------

      The Board of Directors has approved the selection of Radics & Co., LLC as its auditor for the 1997 fiscal year, subject to ratification by the Company's stockholders. A representative of Radics & Co., LLC is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

      Ratification of the appointment of the auditor requires the approval of a majority of the votes cast affirmatively or negatively by the stockholders of the Company at the Meeting. The

Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Radics & Co., LLC as the Company's auditor for the 1997 fiscal year.

-------------------------------------------------------------------------------
                   ANNUAL REPORTS AND FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

      A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as filed with the SEC, will be furnished without charge to stockholders as of the record date upon written request to the secretary, First Savings Bancorp of Little Falls, Inc., 7 Center Avenue, Little Falls, New Jersey 07424.

      The Company's 1996 Annual Report to Stockholders, including financial statements, will be mailed with this Proxy Statement on or about March 31, 1997 to all stockholders of record as of the close of business on the Voting Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

-------------------------------------------------------------------------------
                                 MISCELLANEOUS
-------------------------------------------------------------------------------

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

-------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
-------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 7 Center Avenue, Little Falls, New Jersey 07424, no later than December 1, 1997.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Sarina Matos
                                    Corporate Secretary

Little Falls, New Jersey
March 31, 1997

APPENDIX A

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                  FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.
                               7 CENTER AVENUE
                        LITTLE FALLS, NEW JERSEY  07424
                                (201) 256-2100

-------------------------------------------------------------------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 16, 1997
-------------------------------------------------------------------------------

      The undersigned hereby appoints the Board of Directors of First Savings Bancorp of Little Falls, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders (the "Meeting"), to be held at the main office of the Company, 7 Center Avenue, Little Falls, New Jersey on April 16, 1997, at 11:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                       FOR       WITHHELD
                                                      -----      --------

1.     The election as director of the nominee
       listed below:                                   |_|          |_|

       Haralambos S. Kostakopoulos



INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

       -----------------------------------------------------------------------

2.     The ratification of the appointment of      FOR    AGAINST    ABSTAIN
       Radics & Co., LLC as independent            ----   -------    --------
       auditors of First Savings Bancorp of
       Little Falls, Inc., for the fiscal
       year ending December 31, 1997.              |_|      |_|        |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
-------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated March 31, 1997.


                                                  Please check here if you
Dated:                              , 1997    |_| plan to attend the Meeting.
       -----------------------------






-------------------------------           ---------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


-------------------------------           ---------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


-------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
-------------------------------------------------------------------------------

APPENDIX B
                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.          )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                  FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]       No fee required
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------

      (5)  Total fee paid:
-------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
-------------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------

      (3) Filing Party:
-------------------------------------------------------------------------------

      (4) Date Filed:
-------------------------------------------------------------------------------